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                                                                     EXHIBIT 4.1

           [BEIJING MED-PHARM CORPORATION STOCK CERTIFICATE SPECIMEN]

NUMBER                          PAR VALUE $0.001                          SHARES


                         BEIJING MED-PHARM CORPORATION.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                           CUSIP 077255 107
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, of Beijing Med-Pharm Corporation., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
      Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Countersigned:
Florida Atlantic Stock Transfer, Inc.
7130 Nob Hill Road
Tamarac, FL 33321               Transfer agent

Dated:

/s/ Xiaoying Gao                                         /s/ Edwin M. Norse
----------------                                         ------------------
Xiaoying Gao                                             Edwin M. Norse
President                                                Secretary

                         (BEIJING MED-PHARM CORPORATION
                                 CORPORATE SEAL
                                   DELAWARE)


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The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common         UNIF GIFT MIN ACT -       Custodian
                                                           ---------------------
TEN ENT - as tenants by the entireties                      (Cust)      (Minor)
                                                               under Uniform
JT TEN - as joint tenants with right                          Gifts to Minors
         of survivorship and not as                    Act
         tenants in common                                 ---------------------
                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


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Please print or typewrite name and address including postal zip code of assignee


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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,
      ----------------------


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     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.